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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)           April 15, 2003
                                                  -------------------------


                             COI SOLUTIONS, INC.
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             (exact name of registrant as specified in its charter)


                                    NEVADA
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                 (State or other jurisdiction of incorporation)



       0-28015                                          86-0884116
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(Commission File Number)                   (IRS Employer Identification Number)



  6-295 Queen St. East     Brampton, Ontario Canada  L6W 4S6
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:   954.252.2252
                                                    -----------------

6563 NW 6th Way Suite 160     Ft. Lauderdale, FL          33065
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          (Former name or former address, if changed since last report)


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Item 4.  Change in Registrant's Certifying Accountant

         Marvin B. Seidman, CPA our certifying accountant for the past fiscal year has informed the us that he will no longer be auditing public companies. The Board of Directors has engaged Danziger & Hochman, Chartered Accounts, 202 Bentworth Ave., Toronto, Ontario Canada as the Company's certifying accountants.

         In the past fiscal year Marvin Seidman, CPA included a "going concern" opinion in their audit report. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

16.1     Letter dated April 17, 2003 from Marvin Seidman, CPA.





SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COI SOLUTIONS, INC,

                                       By /s/ Geeta Naipaul Denton
                                          -------------------------
                                          Geeta Naipaul-Denton
                                          President

Date: April 23, 2003